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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    February 11, 1997


                            CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                        76-0035225
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(Commission File Number)                    (I.R.S. Employer Identification No.)


  One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA 19087
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (610) 995-9400
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

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         Castle Energy Corporation ("Castle"), the Registrant, submits the following information:

Item 4. Changes in Registrant's Certifying Accountant

         Previous independent accountants

            (i) On February 11, 1997, Price Waterhouse LLP resigned as the independent accountants of Castle Energy Corporation.

           (ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) In connection with its audits for the two most recent fiscal years and through February 11, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

           (iv) During the two most recent fiscal years and through February 11, 1997, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (v) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 11, 1997, is filed as Exhibit 16 to this Form 8-K.

Item 7. Exhibits and Reports on Form 8-K

        Exhibit                         Description
        -------        ------------------------------------------------
           16          Letter regarding Change in Certifying Accountant


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CASTLE ENERGY CORPORATION



Date:    February 13, 1997                     By:  /s/RICHARD E. STAEDTLER
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                                                        Richard E. Staedtler
                                                        Chief Financial Officer
                                                        Chief Accounting Officer

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